IMPAIRMENT CHARGES, NET OF REVERSAL	12 Months Ended
Dec. 31, 2020
Disclosure of impairment of assets [Abstract]
IMPAIRMENT CHARGES, NET OF REVERSAL	IMPAIRMENT CHARGES, NET OF REVERSAL

	Years ended December 31,
	2020	2019
Doyon CGU[1]
Property, plant and equipment	$—	$395.0
Essakane CGU
Property, plant and equipment	(45.8)	(122.0)
Other
Property, plant and equipment[2]	—	12.5
Exploration and evaluation assets	—	2.3
	$(45.8)	$287.8
1The Doyon CGU consists of the Doyon, Mouska, and Westwood mines.
2Impairment of detox plant at the Essakane mine.
The Company performs impairment testing for its Property, plant and equipment and Exploration and evaluation assets when indications of potential impairment or reversal of previously recognized impairment are identified.
Doyon CGU
A seismic event occurred at the Company’s Westwood underground mine on October 30, 2020. As a result of the seismic event the Westwood underground operations were placed on care and maintenance and the underground workforce was temporarily reduced by approximately 70%. Although the Westwood mill was restarted shortly thereafter to commence processing stockpile and Grand Duc open pit ore, the cause of the seismic event continues to be under investigation while a business recovery plan for Westwood is being assessed. The Company plans to complete an updated life of mine plan for Westwood once the investigation of the seismic event and corresponding impact on the underground operations is completed during the third quarter 2021.
The placement of the underground operations on care and maintenance and the uncertainty regarding the impact of the seismic event on the life of mine plan were considered by the Company to be an indicator of impairment for the Doyon CGU.
As a result, an assessment was performed for the Doyon CGU which resulted in no impairment.
Essakane CGU
As a result of the continued increase in the spot price of gold and the significant increase in analyst consensus for future gold prices, the Company increased its long-term gold price estimates as at December 31, 2020, which was considered to be an indicator of reversal of previously recognized impairment, as the gold price represented a significant change in the key inputs used to determine the Essakane CGU’s recoverable amount.
As a result, an assessment was performed for the Essakane CGU, and it was determined that the recoverable amount exceeded its carrying amount of $701.6 million. This resulted in a full reversal of the remaining provision for previously recognized impairment. A $45.8 million reversal of the previous impairment charge recorded in 2013 was recognized in the Consolidated statements of earnings (loss).
Determining FVLCD
The recoverable amounts of the CGUs were determined by calculating the FVLCD, which have been determined to be greater than VIU. The FVLCD was determined by calculating the net present value of the estimated future cash flows (level 3 of the fair value hierarchy). The significant estimates and assumptions used in determining the FVLCD for the CGUs were life of mine production profiles, future gold prices, future foreign exchange rates, reserves and resources, discount rates, value of un-modeled mineralization and future capital and operating expenditures. The estimates of future cash flows for the Doyon CGU were based on the life of mine production profile derived from the most recent budget, five year plan, and life of mine plan, which is approximately 16 years, adjusted where necessary to reflect the impact of the seismic event. For the Essakane CGU, the estimates of future cash flows were derived from the most recent life of mine plan of approximately 9 years, which is based on management's current best estimates of optimized mine and processing plans, future operating costs and capital expenditures.
Management estimated gold prices based on observable market data, including spot price and industry analyst's forecast consensus. The Company used an estimated gold price of $1,850 per ounce for 2021, $1,750 per ounce for 2022 and 2023, $1,700 per ounce for 2024 and 2025, and $1,500 thereafter. Revenues and costs incurred in currencies other than the U.S dollar were translated to U.S. dollar equivalents using estimated foreign exchange rates based on observable market data from independent sources of economic data. The Company used an estimated U.S.$/Canadian $ exchange rate of 1.30 for the first five years and 1.25 for 2026 and beyond and the Company used an estimated €/U.S.$ exchange rate of 1.19 for all years.
The future cash flows used to calculate the FVLCD were discounted using a real weighted average cost of capital of 6.0% for the Doyon CGU and 7.0% for the Essakane CGU, which reflected specific market risk factors for the mines. Un-modeled mineralization for the CGUs was valued at $37 to $45 per ounce, based on recent market transactions.